UBS Investment Trust

June 26, 2025

Supplement to the Prospectus and Statement of Additional Information ("SAI"), each dated December 30, 2024.

Includes:

•  UBS U.S. Allocation Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectus and SAI for the above-named series (the "fund") of UBS Investment Trust.

At the recommendation of UBS Asset Management (Americas) LLC, the fund's advisor, the Board of Trustees of the Trust approved changes to the fund's principal investment strategies and risks such that the fund may invest up to 20% of its net assets in non-US fixed income and equity securities, including exchange-traded funds that provide exposure to issuers who are primarily organized outside the US, effective July 26, 2025 (the "Effective Date").

On the Effective Date, the Prospectus and SAI are hereby revised as follows:

The section captioned "Fund Summary—Principal strategies—Principal investments" in the Prospectus is revised by replacing the second sentence of the first paragraph in its entirety with the following:

The following are the ranges within which the fund, under normal market circumstances, expects to allocate its assets among the various asset classes: (1) US equities—20-90%; (2) US investment grade fixed income—0-70%; (3) high yield fixed income—0-15%; (4) cash equivalents—0-50%; and (5) non-US fixed income and equity securities—0-20%.

The same section is further revised by replacing the first sentence of the second paragraph in its entirety with the following:

Investments in fixed income securities, which are not subject to any credit rating or maturity limitations, may include debt securities of the US government, its agencies and instrumentalities; foreign government bonds (including bonds issued by supranational and quasi-governmental entities); debt securities of US and non-US corporations; and mortgage-backed securities and asset-backed securities.

The same section is further revised by inserting the following after the third paragraph:

The fund may also invest up to 20% of its net assets in non-US securities, including exchange-traded funds ("ETFs"), which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

ZS-1283

The section captioned "Fund Summary—Principal strategies—Principal risks" in the Prospectus is revised by inserting the following after the seventh paragraph:

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and foreign governments may take actions to impact custody arrangements that pose risks to the assets of US persons. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

The section captioned "More information about the fund—Investment objective, strategies, securities selection and risks—Principal investment strategies" in the Prospectus is revised by replacing the second sentence in the first paragraph with the following:

The following are the ranges within which the fund, under normal market circumstances, expects to allocate its assets among the various asset classes: (1) US equities—20-90%; (2) US investment grade fixed income—0-70%; (3) high yield fixed income—0-15%; (4) cash equivalents—0-50%; and (5) non-US fixed income and equity securities—0-20%.

The same section is further revised by replacing the first sentence in the second paragraph with the following:

Investments in fixed income securities, which are not subject to any credit rating or maturity limitations, may include debt securities of the US government, its agencies and instrumentalities; foreign government bonds (including bonds issued by supranational and quasi-governmental entities); debt securities of US and non-US corporations; and mortgage-backed securities and asset-backed securities.

The same section is further revised by inserting the following after the second paragraph:

The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

The section captioned "More information about the fund—Investment objective, strategies, securities selection and risks—Securities selection" in the Prospectus is revised by inserting the following after the first sentence of the first paragraph:

The Fund may also allocate a portion of its assets to non-US fixed income and equity securities.

The section captioned "More information about the fund—Investment objective, strategies, securities selection and risks—Principal risks" in the Prospectus is revised by inserting the following after the fifth paragraph:

Foreign custody risk. The fund may hold foreign securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit the fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for the fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad, such as the imposition of international sanctions and other similar measures, to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. While it is not possible to determine the precise impact such events may have on the fund, the impact on European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in Europe and globally, which may adversely affect the value of the fund's investments. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

The section captioned "The fund and its investment policies" in the SAI is revised by replacing the table with the following:

Asset class	Strategy ranges
US Equities	20 — 90%
Investment Grade Fixed Income	0 — 70
High Yield Fixed Income	0 — 15
Cash Equivalents	0 — 50
Non-US Fixed Income and Equity Securities	0 — 20

The section captioned "The fund's investments, related risks and limitations—Investing in non-US securities" in the SAI is revised by inserting the following after the second paragraph:

Securities of many non-US companies may be less liquid and their prices more volatile than securities of comparable US companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. From time to time non-US securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of the fund's assets are uninvested and no return is earned thereon.

The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Non-US securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in non-US courts, whose procedures differ substantially from those of US courts.

The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging markets. For example, the cost of maintaining custody of non-US securities often exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make non-US investing more expensive than domestic investing.

The section captioned "The fund's investments, related risks and limitations" in the SAI is revised by inserting the following after the sub-section "Investing in non-US securities":

Foreign currency risks. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of the fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of the fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, the fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies using derivative instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, the fund may choose not to hedge against currency risk. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States. The fund values its assets daily in US dollars, and the fund does not intend to convert any foreign currency holding to US dollars on a daily basis. From time to time the fund may convert foreign currency to US dollars or hold its foreign currencies as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the fund could suffer a loss of some or all of the amounts deposited. The value of the assets of the fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. The fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies or through other transactions.

Foreign sovereign debt. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund ("IMF") or the World Bank, and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts in a timely manner. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Emerging market investments. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in the past. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

The section captioned "The fund's investments, related risks and limitations—Exchange-traded funds ("ETFs")" in the SAI is revised by replacing the first sentence in the first paragraph with the following:

Subject to the limitations on investments in investment company securities and its own investment objective, the fund may invest in securities of ETFs, including ETFs that provide exposure to issuers who are primarily organized outside the US or attempt to track or replicate the performance of a US or foreign market index.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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